Exhibit 10.75

90 DAY SUBORDINATED SECURED

PROMISSORY NOTE

This Note has not been registered under the Securities Act of 1933, as amended, any state securities laws or the securities laws of any other jurisdiction. This note may not be sold, offered for sale, pledged, or hypothecated by the holder in the United States or to U.S. persons in the absence of a registration statement in effect with respect to the note under such act and such applicable state laws or an exemption from the registration requirements of such act and such laws or an opinion of counsel satisfactory to the company that such registration is not required.

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BULLDOG TECHNOLOGIES, INC.

Note No. _________                                                                                                                                                                 $750,000
Date: June 30, 2006

90 DAY SUBORDINATED SECURED

PROMISSORY NOTE

BULLDOG TECHNOLOGIES, INC., a Nevada corporation (“Maker”), the principal office of which is located at 301-11120 Horseshoe Way, Richmond, British Columbia, Canada V7A 5H7, for value received, hereby promises to pay to the order of  Trellus Partners, LP, or its registered assigns (the “Holder”), at ______________________________________, the sum of Seven Hundred Fifty Thousand Dollars ($750,000.00) (the “Principal Amount”), together with interest on the unpaid principal balance of this Note from time to time outstanding until such Principal Amount is paid in full, such interest to be due and payable as set forth herein.

1.             Principal and Interest, Payment. The Principal Amount, and any unpaid accrued interest hereon, shall be due and payable on September 28, 2006 (the “Maturity Date”), or such earlier date of prepayment, as provided herein. Payment for all amounts due under this Note shall be made by mail to the registered address of the Holder. Each payment by Maker pursuant to this Note shall be made without set-off or counterclaim and shall be made in lawful currency of the United States of America and in immediately available funds.

2.             Note Purchase Agreement. This Note (the “Note”) is issued pursuant to that certain Note Purchase Agreement of Holder dated as of the date hereof, a copy of which agreement is available for inspection at Maker’s principal office. Notwithstanding any provision to the contrary contained herein, this Note is subject and entitled to those terms, conditions, covenants and agreements contained in the Note Purchase Agreement that are expressly applicable to the Note. Any transferee of this Note, by its acceptance hereof, assumes the obligations of the Holder in the Note Purchase Agreement with respect to the conditions and procedures for transfer of this Note.

3.             Rights of Holder. The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

(a)           Interest. Maker shall pay simple interest (the “Interest”) at the rate of one percent (1%) per annum above the prime lending rate per annum of Citibank N.A. (or of its successor or of such other national banking association(s) as may be referred to by The Wall Street Journal or any successor publication as indicator(s) of the prime lending rate) as of the date hereof.

(b)           Prepayment. The Principal Amount may be prepaid in whole or in part at any time upon five (5) days’ prior written notice to the Holder.

4.             Grant of Security Interest. Maker’s obligations under the Note are secured by a lien on Maker’s assets pursuant to a security agreement (the “Security Agreement”) of even date herewith between Maker and Holder.

5.             Covenants of Maker. Maker covenants and agrees that, so long as this Note remains outstanding and unpaid, in whole or in part:

(a)           Maker will not, and will not permit any of its Subsidiaries (as defined below) to, sell, transfer or in any other manner alienate or dispose of all or substantially all of its assets; provided, however, that Maker or any of its Subsidiaries may effect such a transaction if payment of this Note is duly provided for from such sale proceeds;

(b)           Maker will, and will cause each of its Subsidiaries to, promptly pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it, its income and profits, or any of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof. Maker, or such Subsidiary, shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and Maker or such Subsidiary, as the case may be, shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested;

(c)           Maker will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to Maker as its counsel may advise;

(d)           Maker will, promptly following the occurrence of an Event of Default (as defined below) or of any condition or event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, furnish a statement of Maker’s Chief Executive Officer or Chief Financial Officer to Holder setting forth the details of such Event of Default or condition or event and the action which Maker intends to take with respect thereto;

(e)           Maker will, and will cause each of its Subsidiaries to, at all times maintain books of account in which all of its financial transactions are duly recorded in conformance with generally accepted accounting principles;

(f)            Maker, until payment in full of all Principal Amount and Interest due on the Note, will not pay or declare any cash or in kind dividends or other distributions with respect to its capital stock;

(g)           Maker will not, and will not permit any of its Subsidiaries to, make any loan to any executive officer or any person who is or becomes a holder of 5% of the capital stock of Maker, other than for reasonable advances for expenses in the ordinary course of business;

(h)           Maker will not, and will not permit any of its Subsidiaries to, purchase or otherwise redeem any of Maker’s common stock, except in connection with the termination of services of an employee-shareholder or the settlement of any dispute with a shareholder; provided, however, that in the event shares of a shareholder owning 5% or more of Maker’s capital stock, are repurchased in connection with such shareholder’s disassociation from Maker, such repurchase price shall not exceed $100,000;

(i)            After an Event of Default, Maker will not, and will not permit any of its Subsidiaries to, pay or prepay any amounts under any outstanding indebtedness or other obligations for money borrowed or any indebtedness or other obligation for money borrowed incurred subsequent to the date hereof, whether or not such indebtedness becomes due, past due or accelerated, other than (i) the Note and (ii) Excluded Indebtedness. For purposes of this Note, “Excluded Indebtedness” shall mean all accounts receivable financing, and any deferrals, renewals or extensions of any such indebtedness and notes or other instruments or evidences of indebtedness issued in respect of or in exchange for any such indebtedness or any funding to pay or replace any such indebtedness or credit unless in the instrument creating or evidencing the same, or pursuant to which it is outstanding, it is provided that such indebtedness or such deferral, renewal or extension thereof is not senior in right of payment to this Note.

(j)            Maker shall cause any Subsidiary existing as of the date hereof or organized after the date of this Note to be bound by the terms hereof to the same extent as Maker. “Subsidiary” or “Subsidiaries” shall mean any corporation or other organization, whether incorporated or unincorporated, in which Maker owns, directly or indirectly, any equity or other ownership interest and in which such ownership interest entitles Maker to elect a majority of the Board of Directors or similar governing body or otherwise controls the management of such entity.

6.             Events of Default. If any of the events specified in this Section 6 shall occur (herein individually referred to as an “Event of Default”), the Holder of the Note may, so long as such condition exists, declare the entire Principal Amount and unpaid accrued Interest thereon immediately due and payable, by notice in writing to Maker:

(i)            Default in the payment of the Principal Amount or accrued Interest on this Note when due and payable if such default is not cured by Maker within ten (10) days after the due date of such payment; or

(ii)           The institution by Maker of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or release under the United States Bankruptcy Code, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official of Maker, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by Maker in furtherance of any such action; or

(iii)          If, within sixty (60) days after the commencement of an action against Maker (and service of process in connection therewith on Maker) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution, or similar relief under any present or future statute, law, rule or regulation, such action shall not have been resolved in favor of Maker or all orders or proceedings thereunder affecting the operations or the business of Maker stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of Maker of any trustee, receiver, or liquidator of Maker or of all or any substantial part of the properties of Maker, such appointment shall not have been vacated; or

(iv)          There occurs a “Change of Control” in Maker, defined to mean the occurrence of an acquisition (other than directly from Maker) of any voting securities of Maker (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifty percent (50%) or more of the combined voting power of Maker’s then outstanding Voting Securities.

(v)           There occurs a “Corporate Control Transaction” which shall be defined to mean (A) a sale of all or substantially all of Maker’s assets or (B) a transaction (or series of transactions, including a merger, consolidation or other reorganization of Maker, or issuance of additional shares of capital stock of Maker other than in connection with capital raising transactions) which results in the holders of Maker’s capital stock prior to the transaction owning less than 50% of the voting power, on a combined, fully diluted, as-converted basis for all outstanding classes thereof, of Maker’s capital stock after the transaction; or

(vi)          An Event of Default is declared or occurs under the Security Agreement; or

(vii)         There occurs a breach by Maker of any covenant contained in this Note and/or any provision of the Note Purchase Agreement executed in connection with the sale and purchase of the Note.

In any such event, Holder, upon written notice to Maker, may accelerate the payment of the Principal Amount and Interest due under the Note and may exercise any and all remedies available thereto at law or equity.

7.             Assignment. Subject to the restrictions on transfer described in Section 8 below, the rights and obligations of Maker and the Holder shall be binding upon and benefit the successors, assigns, heirs, personal and legal representatives, and transferees of the parties. Furthermore, the Holder may only assign this Note to a person or entity that is an accredited investor under applicable securities laws and who is either a holder of a substantially similar promissory note issued by Maker or a person or entity reasonably acceptable to Maker.

8.             Transfer of this Note. With respect to any offer, sale or other disposition of this Note, Holder will give written notice to Maker prior thereto, describing briefly the proposed manner thereof, together with a written opinion of such Holder’s counsel in form and substance satisfactory to Maker, to the effect that such offer, sale, or other disposition may be effected without registration or qualification (under any U.S. federal or applicable state securities law then in effect) and that the requirements of this Note have been met. Upon receiving such written notice and opinion, Maker, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to Maker. If a determination has been made pursuant to this Section 8 that the opinion of counsel for Holder is not reasonably satisfactory to Maker, Maker shall so notify the Holder promptly after such determination has been made. Each Note transferred as permitted hereby shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the “Act”), unless in the opinion of counsel for Maker such legend is not required in order to ensure compliance with the Act. Maker may issue stop transfer instructions to its transfer agent in connection with such restrictions.

9.             Registered Holder. Maker may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and Maker shall not be affected by any notice to the contrary. In case of transfer of this Note by operation of law, the transferee agrees to notify Maker of such transfer and of its address, and to submit appropriate evidence regarding such transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of Maker by the Holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all Holders or transferees of the Note not registered at the time of sending the communication.

10.          Amendments and Waivers. The provisions of this Note, including, but not limited to, any change to the conversion price, may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by Maker and Holder. After any waiver or amendment becomes effective, Maker shall mail to Holder a copy thereof.

11.          Accounting Treatment of Note. As envisioned by generally accepted accounting principles, Maker will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state, or local tax authorities.

12.          Notices. Any notice, request, or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, or if mailed by registered or certified mail, postage prepaid, or if delivered by nationally recognized overnight delivery service at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder.

13.          No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of Maker or any other matters or any rights whatsoever as a stockholder of Maker; and no dividends shall be payable or accrued in respect of this Note.

14.          Denominations. At the request of the Holder, upon surrender of this Note, the Maker shall promptly issue new Notes in the aggregate outstanding Principal amount hereof, in the form hereof, in such denominations of at least $50,000 as the Holder shall request.

15.          Replacement of Note. Upon receipt of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Maker, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Maker, at its expense, will execute and deliver, in lieu thereof, a new Note of like tenor.

16.          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding that body of law relating to conflict of laws.

17.          Submission to Jurisdiction. Maker and Holder (i) agree that any legal suit, action or proceeding arising out of or relating to this Note shall be instituted exclusively in a state or federal court located in the State of New York, (ii) waive any objection which Maker and Holder may have now or hereafter based upon forum non conveniens or to the venue of any such suit, action or proceeding, and (iii)  irrevocably consent to the jurisdiction of the federal or state courts of the State of New York in any such suit, action or proceeding. Maker and Holder further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding and agrees that service of process upon the Maker or Holder, as the case may be, mailed by certified mail to the Maker’s or Holder’s address, will be deemed in every respect effective service of process upon Maker and/or Holder, in any suit, action or proceeding. FURTHER, BOTH MAKER AND HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THIS NOTE AND IN CONNECTION WITH ANY DEFENSE, COUNTERCLAIM OR CROSS CLAIM ASSERTED IN ANY SUCH ACTION.

18.          Interest Rate. If any interest rate specified herein is held to be impermissible, then the rate charged on the indebtedness represented hereby shall be reduced to the highest rate then permitted by law.

IN WITNESS WHEREOF, Maker has caused this Note to be signed in its name by a duly authorized officer.

BULLDOG TECHNOLOGIES, INC.

By: /s/ Robin Wald

Robin Wald, Chief Technology Officer and
Acting Chief Executive Officer